Exhibit 99.2

   STRATEGIC & FINANCIALPLAN FOR VALUE CREATION  February 24, 2020

   FORWARD LOOKING STATEMENTS    This document describes long-term trends and is not about the recently completed fiscal quarter.This document contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements and assumptions.All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of net earnings, net earnings per share, free cash flow, operating profit, debt to EBITDA ratio, or other financial items; any statements of expectation or belief; any statements regarding HP’s long term plan, future strategy, potential future share repurchases, other potential returns of capital or any potential strategic transactions; any statements relating to the plans, strategies and objectives of management for future operations, including, but not limited to, our go-to-market strategy, the execution of restructuring plans and any resulting cost savings, including any projections of the amount, timing or impact of cost savings or restructuring or other charges, planned structural cost reductions and productivity initiatives, net revenue or profitability improvements or other financial impacts; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include factors relating to HP’s ability to execute on its strategic plan, including the recently announced initiatives, business model changes and transformation; execution of planned structural cost reductions and productivity initiatives; potential developments involving Xerox Holdings Corporation; HP’s ability to complete any contemplated share repurchases, other capital return programs or other strategic transactions; the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy, business model changes and transformation; successfully innovating, developing and executing HP’s go-to-market strategy, including online, omnichannel and contractual sales, in an evolving distribution and reseller landscape; successfully competing and maintaining the value proposition of HP’s products, including supplies; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers, manage HP’s global, multi-tier distribution network, limit potential misuse of pricing programs by HP’s channel partners, adapt to new or changing marketplaces and effectively deliver HP’s services; challenges to HP’s ability to accurately forecast inventories, demand and pricing, which may be due to HP’s multi-tiered channel, sales of HP’s products to unauthorized resellers or unauthorized resale of HP’s products; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; disruptions in operations from system security risks, data protection breaches, cyberattacks, extreme weather conditions, medical epidemics or pandemics such as the novel coronavirus, and other natural or manmade disasters or catastrophic events; the impact of changes in tax laws, including uncertainties related to the interpretation and application of the Tax Cuts and Jobs Act of 2017 on HP’s tax obligations and effective tax rate; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, and HP’s other filings with the SEC.Certain financial information set forth in this document reflects estimates based on information available at this time. While HP believes these estimates to be reasonable, these amounts could differ materially from amounts reported in HP’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2020, April 30, 2020 and July 31, 2020, Annual Report on Form 10-K for the fiscal year ended October 31, 2020, and HP’s other filings with the Securities and Exchange Commission. HP assumes no obligation and does not intend to update these forward-looking statements. HP’s Investor Relations website at http://investor.hp.com contains a significant amount of information about HP, including financial and other information for investors. HP encourages investors to visit its website from time to time, as information is updated, and new information is posted. The content of HP’s website is not incorporated by reference into this document or in any other report or document HP files with the SEC, and any references to HP’s website are intended to be inactive textual references only.

   Other important information    Important InformationThis document is not an offer to purchase or a solicitation of an offer to sell any securities. If a tender offer or exchange offer is commenced, HP will file with the SEC a solicitation/recommendation statement on Schedule 14D-9. Any solicitation/recommendation statement filed by HP that is required to be mailed to stockholders will be mailed to HP stockholders. HP STOCKHOLDERS ARE ADVISED TO READ HP’s SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY EXCHANGE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of the solicitation/recommendation statement on Schedule 14D-9 (when available), as well as any other documents filed by HP in connection with any tender offer or exchange offer, without charge at the SEC’s website at www.sec.gov.HP intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2020 Annual Meeting of Stockholders. Any definitive proxy statement and a white proxy card will be mailed to HP’s stockholders. HP STOCKHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These and other SEC filings made by HP may be obtained (when available) without charge at the SEC’s website at www.sec.gov and at the investor relations section of HP’s website at http://www.hp.com. In addition, investors and security holders will be able to obtain free copies of these documents from HP by directing a request to Investor Relations, 1501 Page Mill Road, Palo Alto, CA 94304, or by calling (650) 857-1501.Certain information contained in this document and statements made orally during this presentation relates to or is based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. Permission to use quotes was neither sought nor obtained.Certain Information Concerning Participants HP and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. HP stockholders may obtain information regarding the names, affiliations and interests of HP’s directors and executive officers in HP’s Annual Report on Form 10-K for the year ended October 31, 2019, which was filed with the SEC on December 12, 2019, and its proxy statement for the 2019 Annual Meeting of Stockholders, which was filed with the SEC on February 26, 2019. To the extent holdings of HP securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement to be filed by HP with the SEC in connection with the 2020 Annual Meeting, if and when it becomes available.

CREATING VALUE FOR HP SHAREHOLDERS

WE PLAN TO DELIVER NON-GAAP EPS OF $3.25 – $3.65 IN FY22 TO HP SHAREHOLDERS

- Executing on our operating plan: driving projected non-GAAP operating profit of $4.7 – 5.1B in FY22 and cumulative free cash flow of $10.7 to $11.7B from FY20-22
- Driving aggressive cost takeout: targeting $1.2B structural cost reduction in FY22 with net flow through to non-GAAP operating profit of $650M
- Utilizing HP's balance sheet for HP shareholders' benefit: target $16B return of capital during FY20-22 (~50% of current market cap[1]); at least $8B of share repurchase in first 12 months

WE ARE HIGHLY CONFIDENT IN OUR ABILITY TO DELIVER ON OUR COMMITMENTS

- Operational strategy underpinned by realistic market assumptions with management team's proven execution across our portfolio of businesses
- Already executing against structural cost reductions, productivity opportunities and growth businesses
- Track record of delivering – met or beat non-GAAP EPS guidance 17 out of 17 quarters and free cash flow guidance 4 out of 4 years since separation

WE BELIEVE VALUE CAN BE CREATED THROUGH CONSOLIDATION

- We led consolidation in the industry through our acquisition of Samsung Printing, demonstrating both cost takeout and incremental revenue opportunities
- Expect to continue to pursue consolidation opportunities but only when there is a path to create value for HP shareholders

XEROX PROPOSAL WOULD CREATE SIGNIFICANT RISK, COMPROMISE HP'S FUTURE

- Meaningfully undervalues HP, exchanging HP stock for cash and Xerox stock at a fundamentally flawed value exchange; does not compensate HP shareholders for the value of HP executing on strategic plan; transfers value from HP shareholders to Xerox shareholders
- Uses HP's balance sheet as transaction consideration and creates irresponsible capital structure that jeopardizes the future value of the combined company and constrains its ability to invest in growth and innovation
- Overstates the transaction's potential synergies by including HP's existing plans for independent cost reductions and productivity gains

1. As of February 6, 2020

4

XEROX PROPOSAL CREATES SIGNIFICANT RISK & COMPROMISES HP'S FUTURE

FLAWED VALUE EXCHANGE

Values HP's leading Print & Personal Systems business @ 7.0x P/E[1]

- $59B revenue base (66% PS, 34% Printing) with #1 or #2 position in PC or Print in 49 countries[2]
- FY'16-19 revenue growth of $10.5B with strong earnings and cash flow growth
- Growth opportunities across geographies and in new businesses

Values Xerox @ $37.68 – 9.4x P/E[1]

- Xerox revenue base of $9.1B, a decline of $1.7B over last 3 years[3]
- Operating profit increased by only $22M[4] despite $640M in gross savings in FY19
- Unclear long-term technology / supply roadmap

IRRESPONSIBLE CAPITAL STRUCTURE

Capital structure creates significant going concern risk

- Proposed capital structure lacks understanding of HP's working capital dynamics
- Xerox Proposal Debt / EBITDA[5]: 4.5x
- Print Peers[5]: 1.2x
- PC Oriented Peers[5]: 1.5x
- No companies in S&P hardware index have Debt/EBITDA[5] > 3.5 x

Reduces go forward capital return

- Suspends buyback indefinitely
- Reduces dividends per share to HP shareholders by 79% from $0.70/share to $0.15/share[6]

TRANSFERS VALUE FROM HP SHAREHOLDERS

Xerox $2B synergy estimates attempt to transfer value of HP cost actions

- HP is already executing on our $1.2B structural cost savings plan and more than $1B of ongoing productivity actions
- HP estimates potential synergies from a combination of ~$1B

Utilizes HP balance sheet to fund transaction consideration

- ~$15 of the $18.40 cash consideration / share funded by HP cash and debt capacity
- Reduces HP shareholder participation to less than 50%, doubles Xerox shareholder participation to over 50%

1. Implied HP P/E based on Xerox's proposal valuing HP at $24/share and the mid-point of HP's FY22 guidance of $3.25 - $3.65. Xerox P/E based on XRX stock price as of February 6, 2020, and the XRX FY22 consensus estimate of $4.01.
2. Data represents HP internal classification for total PC's and Home + Office based on IDC 4Q19 reported
3. Xerox as reported revenue of $10.8B in CY2016 and $9.1B in CY2019.
4. Xerox operating profit excludes impact of $77M of one-time OEM fee in FY2019.
5. Print peers include Epson, Canon, and Brother. PC oriented peers include Acer, Asus and Lenovo. Debt / FY2019 Non-GAAP EBITDA for S&P 500 Technology Hardware & Equipment Index. Peer calendarized to October FYE. XRX reflects Dec FYE financials.
6. HP's annual dividend per share of ~$0.70 calculated by annualizing quarterly FY20 dividends of ~$0.18 per share.HP's PF dividend per share of ~$0.15 calculated by multiplying the exchange ratio of 0.149x (as of 06-Feb-2020) by Xerox's stated PF dividends per share of $1.00 per share.

5

TARGETING NON-GAAP EPS GROWTH OF 45% TO 63% FROM FY19 TO FY22

PROFITABLE GROWTH & STRONG FREE CASH FLOW

$4.7 – $5.1B
Projected non-GAAP Operating Profit
FY22

$10.7 – $11.7B
Projected Cumulative Free Cash Flow
(FY20-FY22)

ENHANCED CAPITAL RETURN & OPTIMIZE BALANCE SHEET

~$16B
Projected Cumulative Capital Return
(FY20-FY22)

At least $8B
Projected share repurchase in the first 12 months following 2020 Annual Meeting of Stockholders

DELIVERING VALUE

$3.25 – $3.65
Non-GAAP EPS
(FY22)

6

EXECUTIONAL EXCELLENCE UNDERSCORES OUR RELENTLESS FOCUS ON COST SAVINGS

FY20-FY22 STRUCTURAL COST REDUCTION & PRODUCTIVITY SAVINGS

$1.2B
Restructuring Gross Run Rate Savings

7,000 – 9,000
13-16% of Total HC Headcount Reduction

Operating Model	$400M
Business Units & Operations	$280M
Service & Commercial Excellence	$170M
Corporate Function	$240M
Digitization	$110M

Projected operating profit flow thru of ~$650M by FY22

>$1.0B
Ongoing Productivity Savings

- Material cost reductions
- Logistics network efficiency
- Reduced third party spend
- Consolidation of vendors

Pricing and increased competitiveness

7

CLEAR LINE OF SIGHT TO ~$650M IN NET FLOW THROUGH

	FY20	FY21	FY22
Operating Model	Transition from 3 regions to 1 Commercial office	Optimization of coverage	
	Consolidation of Marketing functions under CMO		
	Standardization of global processes (category planning & operations, sales operations, pricing, field sales motions)		
Business Units & Operations	Migration to R&D Centers of Excellence		
	Enablement of lean product and process development		
	Consolidation of R&D Management and Print CoEs	Software assets and Print applications portfolio consolidation - from 12 to 2	
		Core Print firmware – reduction of 5 platforms to 2	
	End to end freight management optimization		
		Optimization of factory locations	
Service & Commercial Excellence	Infrastructure / automated diagnostics to reduce support interventions	Growth of digital support services (e.g., bots, self-service, device self-healing) —increasing to 75% self-service	
	Enhancement of product quality to improve cost structure and customer experience		
	Call center consolidation		
	Streamlining Marketing spend, events, and production agencies		
Corporate Function	Location strategy: close sites	Location strategy: close sites	Location strategy: close sites
	Expansion of outsourced services		
	Standardized support levels		
Digitize	Operational business reporting and automation	End to end business planning automation	Digital process enablement
	Creation of Reporting Center of Excellence	Standardization of global HP reporting	
	NA and EMEA Print business deployed onto new ERP platform	Full ERP deployment, from 13 platforms to 1 (APJ, Mfg, Finance)	
Target Gross Savings by Year-end	40% Year 1	75% Year 2	100% Year 3

OWNERS

Operating Model
- **Christoph Schell** Chief Commercial Officer
- **Vikrant Batra** Chief Marketing Officer

Business Units & Operations
- **Tuan Tran** President, Imaging, Printing & Solutions
- **Alex Cho** President of Personal Systems
- **Antoine Simonnet** Head of Supply Chain

Service & Commercial Excellence
- **Kim Rivera** President, Strategy & Business Management, Chief Legal Officer
- **Christoph Schell** Chief Commercial Officer
- **Vikrant Batra** Chief Marketing Officer

Corporate Function
- **Kim Rivera** President, Strategy & Business Management, Chief Legal Officer
- **Steve Fieler** Chief Financial Officer

Digitize
- **Richard Bailey** Chief Transformation Officer

8

CREATING VALUE BY ADVANCING LEADERSHIP IN PERSONAL SYSTEMS

MARKET LEADERSHIP



Revenue ($B)[1]
Operating Profit ($B)[1]
+9% CAGR
$29.9
$38.7
FY16
FY19
+18% CAGR
$1.2
$1.9
FY16
FY19

24% PC Client Share[2]

#1 Share in America & EMEA[3]

#2 Share in APJ[3]

+14 pts Net Promoter Score[4] Consumer Premium PC

DRIVING OPERATING PROFIT GROWTH

Growing TAM
- Large & growing $330B+ TAM[5]

Innovation and execution
- Innovate & reinvent computing experiences
- Increase lifetime value of large installed base
- Accelerate services & solutions

Profitable share growth
- Gain profitable share in higher value, premium segments

Improving mix
- Increase mix in higher-engagement, higher-value segments including attach, gaming ecosystem and device services

Cost reductions
- Drive cost productivity & efficiency

LONG-TERM OPERATING MODEL

Revenue growth
at or above market

Operating profit
3.5 – 5.5%
Grow OP $

1. HP 2019 & 2016 10K Reported Financial Data
2. HP Unit Share for HP CQ4'19 from IDC PCD WW Quarterly Tracker CQ4'19, inclusive of Desktop, Notebook, Workstation, and excluding detachables.
3. IDC PCD WW Quarterly Tracker CQ4'19, inclusive of Desktop, Notebook, Workstation and excluding detachables. Other OS includes MacOS, and unnamed others in IDC data. Other CPU includes Rockchip, Mediatek, Samsung, Qualcomm, Nvidia, VIA, Baikal and unnamed others
4. Consumer Premium NPS growth for Spectre devices. Based on registered user surveys via Medallia, Products shipped on CY19 vs CY18.
5. TAM based on HP internal analysis. Projections based on currently available data and estimates.

9

CREATING VALUE BY ADVANCING LEADERSHIP IN PRINT

MARKET LEADERSHIP



Revenue ($B)[1]
Operating Profit ($B)[1]
+3% CAGR
$18.1
$20.1
+1% CAGR
$3.1
$3.2
FY16
FY19
FY16
FY19

1# Office[2]

#1 Home[2]

#1 Graphics[2]

Most used industrial 3D printer

3D[3]

DRIVING OPERATING PROFIT GROWTH

Large TAM

- Large and stable $200B+ TAM[4]
- Growth in graphics / 3D

Reduced cost

- Drive structural cost reduction across the business

Increase Supplies share

- Leverage Ink playbook to improve Share in Toner Supplies

Grow contractual

- Grow Instant Ink & Managed Print Services

Expand hardware margins

- Improve hardware profitability & optimize portfolio to reduce the number of unprofitable customers

Disrupt in industrial businesses

- Graphics: Drive analog to digital transformation
- 3D: Massive opportunity to transform manufacturing with highly differentiated IP

LONG-TERM OPERATING MODEL

Revenue growth
at or above market

Operating profit
16 – 18%
Grow OP $

1. HP 2019 & 2016 10K Reported Financial Data
2. Data represents HP internal classification for Office, Home and Graphics based on 19CQ4 IDC reported
3. 3D Hubs Manufacturing Network
4. TAM based on HP internal analysis. Projections based on currently available data and estimates.

10

OPTIMIZING BALANCE SHEET & MAINTAINING COMMITMENT TO AGGRESSIVE CAPITAL RETURNS

UTILIZING BALANCE SHEET STRENGTH

- Target gross leverage ratio 1.5x - 2.0x Debt / EBITDA
- Deploy excess cash on balance sheet & utilize debt capacity
- Commitment to maintain investment grade rating & strong balance sheet

COMMITTED TO AGGRESSIVE RETURN OF CAPITAL TO SHAREHOLDERS

- Target ~$16B return of capital during FY20-22; at least $8B of share repurchase over first 12 months
- Target long-term return of capital of 100% of free cash flow, unless higher ROI opportunities emerge
- Increase total share repurchase authorization to $15B, previously authorized $5B in October 2019
- Grow dividend per share at least in-line with earnings
- Pursue disciplined, value-creating, accretive M&A

11

EXECUTING ON OUR VALUE CREATION PLAN FY19 TO FY22 NON-GAAP EPS OUTLOOK

OPERATIONAL PLAN

Executing on profitable growth and cash flow generation

INCREASED CAPITAL RETURN



$2.24
(non-GAAP)
+/- $0.41
+/- $0.35
$2.90 – $3.10
+/- $0.45
$3.25 – $3.65
FY19 non-GAAP EPS[1]
Business contribution
75% Capital Return/Other
Operational FY22 non-GAAP EPS
Increased Capital Return
FY22 non-GAAP EPS Outlook

+$650M OP dollars from structural cost reduction
Roughly flat revenue in line with markets
No material change to tax rate or OI&E
75% return of capital

Incremental upfront share repurchase
Higher OI&E
100% return of capital

1. FY19 GAAP EPS was $2.07

12

HP HAS CONSISTENTLY DELIVERED ON COMMITMENTS

DELIVERING CONSISTENT PERFORMANCE BY GROWING TOP AND BOTTOMLINE

Revenue Growth

$10.5B



$48B
$59B
FY16
FY19

Beat or met consensus non-GAAP **EPS for 17/17** of past quarters

Profit Growth

45% GAAP EPS growth

40% Non-GAAP EPS growth (FY16-FY19)

DISCIPLINED CAPITAL RETURN

$12.9B
Cumulative cash flow from op. (Last 3 years)

$11.5B
Cumulative free cash flow (Last 3 years)

$9.1B
Capital returned to shareholders (Last 3 years)

EXPERIENCED CAPITAL ALLOCATOR ACROSS CONSOLIDATION & OTHER TRANSACTIONS

2015 Separation

Hewlett Packard Enterprise

Largest, most complex transaction at the time

2016 Divestiture

Marketing Optimization Software Assets

Streamlined portfolio in Print

2017 Acquisition

SAMSUNG Printing

Accelerate disruption in A3 segment through acquisition of printer business

CREATING NEW BUSINESSES

3D & Digital Manufacturing

Most used Industrial 3D Printer[1]

Gaming

$0 → $1B in 18 months[2]

Instant Ink

6M+ subscribers

1. 3D Hubs Manufacturing Network
2. HP Omen total revenue from launch in FYQ3'16 to FYQ4'17

13

     Executing on our value creation plan     OUR STRATEGY IS WORKINGAdvancing our leadership in Personal Systems & Print,disrupting industrial businesses and transforming the way we work  We plan to delivernon-GAAP EPS of$3.25 – $3.65 in FY22      Additional value creation opportunity through consolidation  Experienced management team, highly confident in our ability to deliveron our commitments    15

   SUPPLEMENTAL MATERIALS  16

   EXECUTION ACROSS OUR PORTFOLIO OF LEADING BUSINESSES  17

HP IS A GLOBAL LEADER WITH A DIVERSE PORTFOLIO AND GLOBAL SCALE BUILT ON A PLATFORM OF STRONG IP AND INNOVATION

RECOGNIZED LEADER

#1

AMERICA'S MOST RESPONSIBLE COMPANIES 2020 Newsweek, powered by statista

#6

TOP 100 BARRON'S Most Sustainable Companies 2020

#11

WSJ MANAGEMENT TOP 250 AS RANKED BY DRUCKER INSTITUTE 2019

MARKET LEADER WITH BROADER PORTFOLIO



27%
PS Desktops & Other
22%
Print Supplies
$59B
FY19 Revenue
12%
Print Hardware
39%
PS Notebooks

SCALE & REACH

Innovation & IP
27K+
Patents[1]

Robust Ecosystem
250K
Channel Partners[1]

Market Leader
#1 or #2
In Print or PC in 49 Countries[2]

Optimized Supply Chain

1	2
Printer per sec[1]	PCs per sec[1]

CREATING LONG-TERM SHAREHOLDER VALUE

* Reprinted with permission from Barron's, Newsweek and Wall Street Journal

1. As of FY19
2. Data represents HP internal classification for total PC's and Home + Office based on IDC 4Q19 reported

17

CREATING VALUE BY ADVANCING LEADERSHIP IN PERSONAL SYSTEMS

PERSONAL SYSTEMS GROWTH

Revenue ($B)[1]   Operating Profit ($B)[1]



+9% CAGR
$29.9
$38.7
+18% CAGR
$1.2
$1.9
FY16
FY19
FY16
FY19

MARKET LEADERSHIP

29.7%   28.4%   15.1%



#1 Share in America[2]

#1 Share in EMEA[2]

#2 Share in APJ[2]

KEY DRIVERS FOR GROWTH

TAM Growth
+4.3% CAGR[3]

Innovation & Operational Excellence
50+ 'Best of CES' 2020 Awards[4]

Profitable share gain & mix
+3.2% share gain in Premium[5]

1. HP 2019 & 2016 10K Reported Financial Data
2. HP Unit Share for HP CQ4'19 from IDC PCD WW Quarterly Tracker CQ4'19, inclusive of Desktop, Notebook, Workstation, and excluding detachables.
3. TAM based on HP internal analysis, CY'19-'23. Projections based on currently available data and estimates.
4. #1 award in 'Product' category, and not considering iPad as a PC. #1 of 206 brands in Computer Product category based on the cumulative award points from 2016-2020
5. HP Unit Share, CQ4'19 vs. CQ4, 16, from IDC PCD WW Quarterly Tracker CQ4'19, inclusive of Desktop, Notebook, Workstation, and excluding detachables. Premium: Commercial >$999, Consumer>$799.

18

LARGE MARKET WITH PC RELEVANCE INCREASING

PERSONAL SYSTEMS TAM ($B)

$330B+ +4.3%


~$30
~$82
~$220

CAGR CY19-23

+27% **Solutions[1]**
Retail Solutions
Collaboration
Virtual Reality

+8% **Attach and Services[1]**
Device as a Service[2] / Security
Transactional Services
Displays and Accessories

(2)% **Compute End-point[3]**
PCs
Workstations
Detachables
Thin Clients

1. TAM based on HP internal analysis. Projections based on currently available data and estimates.
2. DaaS includes the services component only for mobility (notebooks) and desktops, workstations, thin clients, and retail point of sale devices
3. IDC forecast revenue, September 2019
4. HP Proprietary Research, Device Usage study, Telemetry data for US and UK, 2019; Millennials: Ages 23-28; Gen Z: Ages 22 and under
5. HP Creative Research, US, China, and Germany, 2019
6. HP Device Usage study, US and UK, 2019

HIGHER PC USAGE


Hours / week
27
Hours / week
32
PC
Tablets
Smartphone
12.7
0.8
13.6
+45%
-50%
-6%
18.4
0.4
12.8
Millennials[4]
Gen Z[4]

HIGHER ENGAGEMENT

Create
61%
of PC Users are Generating Content[5]

Consumer
25%
of PC Time Spent by Gen Z to Consume Media[6]

Collaborate
91%
of Gen Z Use PC for Collaboration[6]

19

DRIVING GROWTH THROUGH INNOVATION

REINVENT
COMPUTING EXPERIENCES

World's Most Secure PC's Now With Privacy Camera & Privacy Screen[1]

World's Lightest Compact Business Convertible[2] – Under 1Kg



HP ELITE DRAGONFLY

World's First Laptop with Built-in Tile[3]

82% recycled materials and World's First Notebook with Ocean-bound Plastics[4]

Gigabit-class 5G LTE[5]

GROW
LIFETIME VALUE ECOSYSTEM



OMEN X 2S
World's First Dual-screen Gaming Laptop[6]



OMEN Accessories[7]
Curated Displays, Mouse, Keyboard and Headsets


League of Legends

OMEN Command Center
New Cutting-edge Services

ACCELERATE
ENGAGEMENT

Lifecycle Services

Device Management

Security


Reasons for Slow Startup
Blue Screen Errors
Users with High Malware Attacks
Today's New Critical Incidents
456
Hardware Health
OS Health

TechPulse Automation & AI Platform

1. Based on HP's unique and comprehensive security capabilities at no additional cost and HP Manageability Integration Kit's management of every aspect of a PC including hardware, BIOS and software management using Microsoft System Center Configuration Manager among vendors with >1M unit annual sales as of November 2016 on HP Elite PCs with 7th Gen and higher Intel® Core® Processors, Intel® integrated graphics, and Intel® WLAN. HP Privacy Camera only available PCs equipped with HD or IR camera and must be installed at the factory. HP Sure View Gen3 integrated privacy screen is an optional feature that must be configured at purchase and is designed to function in landscape orientation.
2. Based on compact business convertibles with 8th Gen or 10th Gen Intel® Core™ i U series processor, Windows Pro OS, vPro™ and a convertible non-detachable design under 59 cubic inches as of August 2019.
3. Based on HP's internal analysis of notebooks with factory preinstalled Tile tracking hardware and software as of December 2019. Planned availability on HP ELITE DRAGONFLY Q1 2020. Must be configured at purchase
4. 82% by weight. Mechanical parts include chassis, speaker box, keycap mechanism, battery frame and other small mechanical parts. Applies to Dragonfly Family starting January 2020. Notebook speaker enclosure component made with 5% ocean bound plastic as of August 2019Based on HP's internal analysis as of August 2019. Notebook speaker enclosure component made with 5% ocean bound plastic as of August 2019
5. The 5G module is optional and must be configured at the factory. Module designed for 5G networks up to 3.8 Gbps download speeds as carriers deploy Evolved-Universal Terrestrial Radio Access New Radio Dual Connectivity (ENDC) with both 100Mhz of 5G NR and LTE channel bandwidth, using 256QAM 4x4, requires activation and separately purchased service contract
6. Based on gaming laptops shipped as of April 15, 2019 with integrated dual-screens. Gaming laptops defined as models targeting gamers with NVIDIA® GeForce® GTX 1060 or NVIDIA® GeForce RTX™ or AMD Radeon™ R9 or AMD Radeon™ RX 470 & above Gfx, excluding detachable PC's
7. OMEN by HP Accessories: HP Mindframe Headset, HP Outpost Mousepad, HP Photon Wireless Mouse, HP Sequencer Keyboard, OMEN X Display

20

LEVERAGING POSITION OF STRENGTH FOR CONTINUED GROWTH

PC MARKET SHARE EVOLUTION

Scale and Innovation Driving HP's Growth

(IDC PC Client Unit share[1])



16.6%
20.9%
23.6%
2013
2016
2019

SHARE IN HIGHER VALUE CATEGORIES

HP Under-indexed but Gaining Share

	HP Share Growth	HP Unit Share
Premium[2]	+3.2 pts	**21.9%**
Gaming[2]	+4.4 pts	**11.4%**
Retail Point of Sale[3]	+5.8 pts	**13.0%**
Rest of PC[2]	+1.8 pts	**25.7%**

PC LANDSCAPE DIVERSIFYING: OS & CPU

HP has Industry's Broadest Computing Portfolio across CPU and OS[4]

(IDC PC Client Unit Mix[1])



4%
6%
Chrome
87%
86%
Windows
8%
8%
Others
2016
2019
9%
15%
AMD
90%
Intel
85%
0%
0%
Others
2016
2019

1. IDC PCD WW Quarterly Tracker CQ4'19, inclusive of Desktop, Notebook, Workstation and excluding detachables. Other OS includes MacOS, and unnamed others in IDC data. Other CPU includes Rockchip, Mediatek, Samsung, Qualcomm, Nvidia, VIA, Baikal and unnamed others
2. HP Unit Share for HP CQ4'19 and Share Growth over CQ416 from IDC PCD WW Quarterly Tracker CQ4'19, inclusive of Desktop, Notebook, Workstation, and excluding detachables. Premium: Commercial >$999, Consumer>$799. Devices branded as Gaming by IDC. 'Rest of PC' excludes Gaming & Premium.
3. Unit share data for HP CQ3'19 and share change over CQ316. HP internal analysis of purpose built POS systems from IHL Q3 POS Shipment Report
4. Based on HP's internal analysis of computing platforms including mobiles (Laptops, Convertibles, Detachables, Tablets, and Mobile WS) and desktops (including AiOs and workstations), RPOS, thin clients, purpose built for healthcare, VR non-gaming backpacks offering Windows, Linux, FreeDOS, Chrome, Android, Mac, iOS and Intel, AMD, Qualcomm, Mediatek and ARM processors and excluding refurbished products, phones and servers based on competitors' official publicly available websites as of Feb 4, 2020.

21

 TAM growth  Innovation  Profitable share gain  Improved mix  Cost reduction  DELIVERING STRONG PERSONAL SYSTEMS PERFORMANCE    LONG-TERMOPERATING MODEL  FOUNDATION FOR VALUE CREATION  +    Revenue growthat or above market  Operating profit3.5 – 5.5%Grow OP $

CREATING VALUE BY ADVANCING LEADERSHIP IN PRINT

PRINT GROWTH

Revenue ($B)[1] Operating Profit ($B)[1]



+3% CAGR
$18.1
$20.1
+1% CAGR
$3.1
$3.2
FY16
FY19
FY16
FY19

MARKET LEADERSHIP

#1
Office[2]

#1
Home[2]

#1
Graphics[2]

GROW NEW OPPORTUNITIES

>60%

FY16-FY19
Managed
Print Services growth[3]

6M+

Subscribers
Created and Scaled
Instant Ink Business

Most used industrial
3D printer[4]

3D

1. HP 2019 & 2016 10K Reported Financial Data
2. Data represents HP Internal classification for Office, Home and Graphics based on IDC 4Q19 reported
3. Managed Print Services defined as direct, indirect (partner MPS, channel MPS), support services and owned channel
4. 3D Hubs Manufacturing Network

23

 print Market is large and stable  Print paper market(tons M)  Print market opportunity(Revenue $B)            16.7  16.9  17.2  16.5  16.8  16.9  17.2  17.2  17.0  17.0  17.1  17.1  17.0  16.7  16.8  CY10  CY20  CY24  CY10  Office  CY20  Home  $206  $211  CY24  Media  $213  Graphics  $213  $205  $212  $210  $207  $205  $207  $206  $206  $206  $206  $207      Source: RISI Global 2018  Source: HP Market Size analysis

EXECUTING A CONSISTENT STRATEGY

Increase Supplies Share

Grow Contractual

Optimize System Profitability

Grow Graphics and 3D

PRINT STRATEGY

Increase Supplies share	– Execute ink share gain playbook in toner
Grow contractual	– Continue to build on success in growing consumer & commercial contractual business
Optimize system profitability	– Address market inefficiency by rebalancing system value towards hardware – Reduce number of unprofitable customers
Grow Graphics & 3D	– Lead the analog to digital transformation in graphics – Disrupt with 3D & Digital Manufacturing

EXECUTING INK SHARE GAIN PLAYBOOK IN TONER

Increase Supplies Share

Grow Contractual

Optimize System Profitability

Grow Graphics and 3D

HP SUCCESS IN INK MARKET SHARE


+5pts
FY12
FY15
FY19

Successful INK actions

- Technology refreshes
- Authentication
- Instant Ink acceleration
- IP enforcement
- Drive preference for HP supplies

EXECUTING PLAYBOOK IN TONER

- New mechanical & toner formulation
- Toner authentication
- Contractual expansion
- IP enforcement
- Drive preference for HP supplies

Note: HP internal analysis

26

HP SUCCESS IN CONSUMER AND OFFICE CONTRACTUAL GROWTH

Increase Supplies Share

Grow Contractual

Optimize System Profitability

Grow Graphics and 3D

CONSUMER SERVICES: INSTANT INK

INSTANT INK SUBSCRIBER GROWTH

3X
FY16 vs. FY19

>6M+
Subscribers

- 20% higher usage per customer[1]
- 20% longer printer life[1]
- >90% customer retention[2]
- Enabled by scaled cloud infrastructure

COMMERCIAL SERVICES: MANAGED PRINT SERVICES

$2.8B[3]
FY19 Revenue

- Market leading innovator and disruptor[4]
- #1 in security[5]

HP is Outperforming Xerox

>60%[6]   -16%[7]

FY16 – FY19 Contractual Revenue Growth

1. HP Analysis, compared with traditional customers for Deskjet, Envy, Officejet customers
2. For customers remaining enrolled after 12 months
3. Managed Print Services defined as Direct, Indirect (partner MPS + channel MPS) + Support Services + Owned Channel
4. Quocirca, PRINT2025: The journey to digital reinvention, Quocirca, Louella Fernandes, November 2019 (Second Edition)
5. HP's most advanced embedded security features are available on HP Enterprise-class devices with FutureSmart firmware 4.5 or above and is based on HP review of 2018 published embedded security features of competitive in-class printers. For more information, visit: hp.com/go/printersecurityclaims
6. HP Office Contractual revenue
7. Company Annual Reports; Total company revenue change FY16-FY19, used as a proxy for contractual revenue growth

27

ADDRESS MARKET INEFFICIENCY & REDUCE UNPROFITABLE CUSTOMERS

- Increase Supplies Share
- Grow Contractual
- **Optimize System Profitability**
- Grow Graphics and 3D

CUSTOMER PROFITABILITY SNAPSHOT



Customer profitability
~25%
Unprofitable Customers
Least profitable customers
Most profitable customers

Opportunity

- ~25% of customers are not profitable: they don't buy HP supplies or they use imitation supplies
- By shifting more business to upfront, contractual, and optimized pricing models, HP has an opportunity to evolve print business profitability
- Strategy enabled by big data built on unique cloud infrastructure developed over past 3 years

Customer choice

- End to End System:
  Rewards loyal customers that use HP Printer and HP Supplies
- Flexible System:
  Customers that want choice of Supplies pay full value for Hardware

Confidence

- Customer research[1]: 8 of 10 customers believe End to End is a better value vs. the traditional model, 3 of 10 competition print customers switch preference from competition to HP End to End

Focus on total system value

- Customer choice with better value for loyal customers
- Increased Hardware Gross Margin
- Maximize system value

REDUCE MIX OF UNPROFITABLE CUSTOMERS BY 10 POINTS OVER 3 YEARS

1. HP customer research, 2019.

28

BUSINESS MODEL TRANSITION DRIVES POSITIVE FINANCIAL IMPACT

- Increase Supplies Share
- Grow Contractual
- **Optimize System Profitability**
- Grow Graphics and 3D

PRINT BUSINESS PROFILE

Units	↓
ARU	↑
Hardware margin	↑
NPV per unit	↑

Evolving business models with gradual transition towards higher system value units over next 3-5 years

Beyond FY22, units expected to grow with market

Increase Supplies share

29

LEADING THE ANALOG TO DIGITAL TRANSFORMATION IN GRAPHICS

Increase Supplies Share

Grow Contractual

Optimize System Profitability

Grow Graphics and 3D

HP LEADERSHIP

#1
Large Format Design[1]

#1
Large Format Production[1]

#1
Digital Press Label and Packaging[1]

>10%
Graphics Page Growth (FY19Y/Y)

DRIVING ANALOG TO DIGITAL TRANSFORMATION

MARKET TRENDS & DRIVERS


OLIVIA

Personalization



Print on Demand



Short Time to Market



Security Features (Counterfeit)

LARGE (~$50B[2]) AND GROWING OPPORTUNITY

		Digital TAM CAGR (CY19-23)[2]
	Design & Technical Production	0.5%
	Signage & Decoration	3.0%
	General Commercial & Publishing[3]	4.0%
	Textiles[4]	9.0%
	Labels	7.0%
	Packaging[5]	>25.0%

1. Unit share - Data represents HP internal classification for Graphics based on IDC 4Q19 reported

2. CY19-23 data are projections based on available data and estimates, Sept 2019
3. Includes mid range production and high volume production
4. Textiles Includes: Soft signage, Fashion/Apparel, Direct To Garment (DTG), Home Textiles (window blinds, bedding)
5. Packaging includes Corrugated, Flexible Packaging & Folding Carton

30

DISRUPT WITH 3D & DIGITAL MANUFACTURING

Increase Supplies Share

Grow Contractual

Optimize System Profitability

Grow Graphics and 3D

DISRUPT INDUSTRIAL BUSINESSES

~$500B

Future TAM

Today's TAM

WE ARE WINNING

50% Market Share in Industrial Plastic[1]

Most Used Industrial 3D Printer[2]

3,000+ Patents Leveraging 30+ years of Innovation in Microfluidics

10,000 Metal Parts Milestone with Volkswagen

HP Digital Manufacturing Network Expansion

TANGIBLE PROOF POINTS

- smile direct club › Dental aligners
- VW › Partnering with leading auto manufacturer
- GKN › Service provider: Multi-use plastic & metal parts
- SIEMENS › Alliance with leading industrial solutions company
- new balance › Footwear
- Lubrizol, BASF › Material providers

1. Thermoplastic printers with an ASP of $100,000-$500,000. Source: Context AM3DP 2019Q4 Report
2. 3D Hubs Manufacturing Network

31

DELIVERING STRONG PRINT PERFORMANCE

Increase Supplies Share

Grow Contractual

Optimize System Profitability

Grow Graphics and 3D

FOUNDATION FOR VALUE CREATION

Stable TAM
Increase supplies share
Grow contractual
Optimize system profitability
Grow graphics and 3D
+
Reduce print cost structure

LONG-TERM OPERATING MODEL

Revenue growth
at or above market

Operating profit
16 – 18%
Grow OP $

32

 Xerox Proposal Creates Significant Risk & Compromises The Future for HP Shareholders

XEROX PROPOSAL SIGNIFICANTLY UNDERVALUES HP

HP

$59B GROWING REVENUE BUSINESS WITH GLOBAL AND DIVERSIFIED PORTFOLIO

- #1 or #2 in 49 countries in PS or Print[1]
- Growing MPS business, >60% revenue increase FY'16–19
- Leading 3D business
- Leading Graphics business

CONSISTENT EARNINGS AND CASH FLOW OUTPERFORMANCE

- Increased non-GAAP operating profit from $3.8B to $4.3B from FY'16–19; increased free cash flow from $2.8B to $4.0B from FY'16–19
- Met or Beat 17 out of 17 quarters on consensus non-GAAP EPS estimates

Valued by Xerox

7.0x

FY22 EPS[2]

XEROX

$9B (AND SHRINKING) REVENUE PRINT BUSINESS

- Losing share in core business
- No access to Asian growth market
- Limited footprint in graphics and 3D
- Unclear long-term technology / supply roadmap

IN MIDST OF TURNAROUND

- Revenue declines mostly offsetting cost takeout
- Missed last 4 out of 7 quarters on consensus revenue estimates

Xerox valued at

9.4x

FY22 EPS[2]

1. Data represents HP internal classification for total PC's and Home + Office based on IDC 4Q19 reported
2. Implied HP P/E based on Xerox's proposal valuing HP at $24/share and the mid-point of HP's FY22 guidance of $3.25 - $3.65. Xerox P/E based on XRX stock price as of February 6, 2020, and the XRX FY22 consensus estimate of $4.01.

34

XEROX PROPOSAL ATTEMPTS TO UTILIZE HP BALANCE SHEET TO FUND ACQUISITION OF HP & CREATES SIGNIFICANT GOING CONCERN RISK

HP GENERATES 75 – 80% OF COMBINED COMPANY EBITDA & FCF



xerox
23%
77%
EBITDA
xerox
22%
78%
FCF[1]

$15 OF CASH CONSIDERATION PER SHARE FROM HP BALANCE SHEET



~$5B
~$17B
~$22B
HP Cash[2]
HP Incremental Debt Capacity @ 4.5x

~$15 = in cash per share

75%+ = of cash consideration

4.5x DEBT / EBITDA CREATES SIGNIFICANT GOING CONCERN RISK

No companies in S&P IT hardware index[3] with >3.5x Debt / EBITDA



4.5x
1.2x
1.5x
Pro Forma Company
Print Peers Median[3]
PC Oriented Peers Median[3]

1.5x – 2.0x Debt / EBITDA more appropriate capital structure

Minimum cash to run complex global business with significant intra-quarter cash swings is greater than the $1B estimate proposed by Xerox

Xerox capital structure negatively impacts HP shareholder capital returns

- Suspend buyback indefinitely
- Reduce dividend per share to HP shareholders by 79% from $0.70 to $0.15 per share[4]

Note: Unless otherwise stated, financials reflected FYE October for HP and FYE December for Xerox. Xerox financials are adjusted to exclude one-time OEM license fee of $77M ($58M post-tax) in FY2019.
1 Calculated as fiscal year cash flow from continuing operations less capital expenditures.
2. As of October 31st 2019
3. Print peers include Epson, Canon, and Brother. PC oriented peers include Acer, Asus and Lenovo. Debt / FY2019 Non-GAAP EBITDA for S&P 500 Technology Hardware & Equipment Index. All financials calendarized to October FYE.
4. HP's annual dividend per share of ~$0.70 calculated by annualizing quarterly FY20 dividends of ~$0.18 per share. HP's PF dividend per share of ~$0.15 calculated by multiplying the exchange ratio of 0.149x (as of 06-Feb-2020) by Xerox's stated PF dividends per share of $1.00 per share.

35

$ in millions, except tax rate and pershare amounts  GAAP  Amortizationofintangible assets  Restructuring and other charges  Acquisition-related charges  Defined benefit plan settlement charges  Taxadjustments  Non-operating retirement related credits /(charges)  Non-GAAP  Revenue  $58,756              $58,756  Cost of revenue  47,586              47,586  Total OpEx  7,293  (116)  (275)  (35)        6,867  Operating profit  3,877  116  275  35        4,303  Interest and other, net  (1,354)          1,177  (68)  (245)  Pre-tax earnings  2,523  116  275  35    1,177  (68)  4,058  Income tax  629  (25)  (58)  (9)    (1,197)  11  (649)  Tax rate  -24.9%              16.0%  Net earnings  3,152  91  217  26    (20)  (57)  $3,409  Diluted netearnings per share  $2.07              $2.24  FY19 GAAP to non-GAAP bridge  36      A description of HP’s use of non-GAAP information is provided on slide 3 under “Use of non-GAAP financial information”